UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds

(Exact name of registrant as specified in charter)

3007 Dehesa Road, El Cajon, CA       92019

(Address of principal executive offices) (Zip code)

John Tang

3007 Dehesa Road, El Cajon, CA 92019

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sycuan US Value Fund

SEMI-ANNUAL REPORT

March 31, 2007

Sycuan US Value Fund

Semi-Annual Report

March 31, 2007

Fellow Shareholders,

The Sycuan US Value Fund gained 9.66% for the one year period ending March 31, 2007 compared with the 11.83% increase of the S&P 500 Index for the same period. Since inception on October 10, 2003, the Sycuan US Value Fund has provided an annualized rate of return of 9.63% versus 10.73% for the S&P 500 Index. As of March 31, 2007 the Fund held common stock of twenty-four businesses.

Since our last shareholder report on September 30, 2006, new holdings include Amgen Inc., Ingersoll-Rand, Minnesota Mining & Manufacturing, Electronic Data Systems, Illinois Tool Works and Texas Instruments. During the same period, we sold our positions in Laboratory Corp of America, Estee Lauder, Colgate Palmolive and Kellogg because we believed they were fairly priced relative to their intrinsic business values.

The Fund's largest sector allocation is to information technology businesses. Companies such as Intel, Microsoft, Cisco Systems, Dell Computer, Texas Instruments, Electronic Data Systems, First Data Corp and Western Union account for approximately 29% of fund assets. The industrial sector accounts for 16.75% of fund assets and is represented by Ingersoll-Rand, Minnesota Mining & Manufacturing, Illinois Tool Works and Tyco International. The health care sector accounts for 11.69% of fund assets via holdings in Pfizer, Johnson & Johnson and Amgen.

Holdings that enhanced the investment performance of the Fund during the previous six months include Nike, News Corporation, Exxon Mobil and Tyco International. Holdings that impeded the investment performance of the Fund during the previous six months include Amgen, Pfizer and Intel.

The Sycuan US Value Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices that we believe are less than their intrinsic values. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely,

Arthur Q. Johnson, CFA

Portfolio Manager

2007 Semi-Annual Report  1

Sycuan US Value Fund  (Unaudited)

PERFORMANCE INFORMATION

March 31, 2007  NAV $12.71

Average annual total returns for the periods ended March 31, 2007.

Since

 1 Year(A)              Inception(A)

Sycuan US Value Fund

               9.66%

                     9.63%

Standard & Poor’s 500 Index(B)

             11.83%

       10.73%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan US Value Fund was October 10, 2003.

(B) The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-899-8344.

2007 Semi-Annual Report  2

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Sycuan Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-899-8344). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2006 and held through March 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing expenses of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

   Expenses Paid

                                             Beginning                        Ending                   During the Period*

                                         Account Value                Account Value           September 30, 2006

                        September 30, 2006           March 31, 2007             to March 31, 2007

Actual                                   $1,000.00                      $1,049.55                           $7.66

Hypothetical                          $1,000.00                      $1,017.45                           $7.54

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by  the average account value over the period, multiplied by 182/365 ( to reflect the one-half year period).

2007 Semi-Annual Report  3

Sycuan US Value Fund

	Schedule of Investments
	March 31, 2007 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Biological Products, (No Diagnostic Substances)
3,700	Amgen Inc. *	$ 206,756	3.87%

Computer Communications Equipment
9,000	Cisco Systems, Inc. *	229,770	4.30%

Electronic Computers
8,000	Dell Inc. *	185,680	3.47%

Electronic Connectors
6,200	Tyco International Ltd.	195,610	3.66%

Finance Services
8,500	First Data Corp.	228,650	4.28%

Fire, Marine & Casualty Insurance
3,300	American International Group Inc.	221,826	4.15%

General Industrial Machinery & Equipment
4,500	Illinois Tool Works Inc.	232,200
5,500	Ingersoll-Rand Co. Ltd.	238,535
		470,735	8.80%

Malt Beverages
3,500	Anheuser-Busch Companies Inc.	176,610	3.30%

National Commercial Banks
4,500	Bank of America Corp.	229,590
4,500	Citigroup Inc.	231,030
		460,620	8.61%

Newspapers: Publishing or Publishing & Printing
3,100	Gannett Co. Inc.	174,499
8,000	News Corp. B	195,760
		370,259	6.92%

Petroleum Refining
2,600	Exxon Mobil Corp.	196,170	3.67%

Pharmaceutical Preparations
3,800	Johnson & Johnson	228,988
7,500	Pfizer Inc.	189,450
		418,438	7.82%

Rubber & Plastics Footwear
2,000	Nike Inc. Class B	212,520	3.97%

Semiconductors & Related Devices
10,000	Intel Corp.	191,300
6,500	Texas Instruments Inc.	195,650
		386,950	7.23%

Services - Business Services, NEC
7,500	Western Union Co.	153,650	2.87%

Services - Computer Programming, Data Processing, Etc.
7,500	Electronic Data Systems Corp.	207,600	3.88%

Services - Prepackaged Software
6,500	Microsoft Corp.	181,155	3.39%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,500	Procter & Gamble Co.	157,900	2.95%

Surgical & Medical Instruments & Apparatus
3,000	3M Co.	229,290	4.29%

Total for Common Stock (Cost $4,528,246)		4,890,189	91.43%

Cash Equivalents
272,516	First American Treasury Obligation Fund Cl Y 4.89% **	$ 272,516	5.10%
	(Cost - $272,516)

	Total Investments	5,162,705	96.53%
	(Cost - $4,800,762)

	Other Assets in Excess of Liabilities	185,677	3.47%

	Net Assets	$ 5,348,382	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Yield Rate shown represents

the rate at March 31, 2007.

The accompanying notes are an integral part of the

financial statements.

2007 Semi-Annual Report  4

Sycuan US Value Fund

Statement of Assets and Liabilities (Unaudited)
March 31, 2007

Assets:
Investment Securities at Market Value	$ 5,162,705
(Cost - 4,800,762)
Cash	23,150
Receivables:
Receivables for Securities Sold	169,303
Receivables for Fund Shares Sold	857
Dividends and Interest	5,414
Total Assets	5,361,429
Liabilities
Management Fees Payable	13,047
Total Liabilities	13,047
Net Assets	$ 5,348,382
Net Assets Consist of:
Capital Paid In	4,828,795
Accumulated Undistributed Net Investment Income	38,227
Realized Gain (Loss) on Investments - Net	119,417
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	361,943
Net Assets, for 420,668 Shares Outstanding	$ 5,348,382
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($5,348,382/420,668 shares)	$ 12.71

Statement of Operations (Unaudited)
For the six month period ended March 31, 2007
Investment Income:
Dividends	$ 38,821
Interest	11,342
Total Investment Income	50,163
Expenses:
Management Fees	36,022
Total Expenses	36,022

Net Investment Income	14,141

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	172,923
Net Change In Unrealized Depreciation on Investments	(1,338)
Net Realized and Unrealized Gain (Loss) on Investments	171,585

Net Increase (Decrease) in Net Assets from Operations	$ 185,726

The accompanying notes are an integral part of the

financial statements.

2007 Semi-Annual Report  5

Sycuan US Value Fund

Statement of Changes in Net Assets	(Unaudited)
	10/1/2006		10/1/2005
	to		to
	3/31/2007		9/30/2006
From Operations:
Net Investment Income	$ 14,141		$ 24,231
Net Realized Gain (Loss) on Investments	172,923		(53,584)
Net Change In Unrealized Appreciation (Depreciation)	(1,338)		339,618
Increase in Net Assets from Operations	185,726		310,265
From Distributions to Shareholders:
Net Investment Income	0		(8,536)
Net Realized Gain from Security Transactions	0		(83,044)
Change in Net Assets from Distributions	0		(91,580)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,304,106		2,072,994
Net Asset Value of Shares Issued on Reinvestment of Distributions	0		91,580
Cost of Shares Redeemed	(16,068)		(336,208)
Net Increase from Shareholder Activity	1,288,038		1,828,366
Net Increase in Net Assets	1,473,764		2,047,051

Net Assets at Beginning of Period	3,874,618		1,827,567
Net Assets at End of Period (including accumulated undistributed	$ 5,348,382		$ 3,874,618
net investment income of $38,227 and $24,086)

Share Transactions:
Issued	101,892		192,462
Reinvested	-		8,379
Redeemed	(1,260)		(29,926)
Net Increase in Shares	100,632		170,915
Shares Outstanding Beginning of Period	320,036		149,121
Shares Outstanding End of Period	420,668		320,036

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	10/1/2006		10/1/2005	10/1/2004	10/10/2003 *
	to		to	to	to
	3/31/2007		9/30/2006	9/30/2005	9/30/2004
Net Asset Value -
Beginning of Period	$ 12.11		$ 12.26	$ 11.21	$ 10.00
Net Investment Income ***	0.04		0.08	0.07	0.10
Net Gains or Losses on Securities ******
(Realized and Unrealized)	0.56		0.39	1.27	1.12
Total from Investment Operations	0.60		0.47	1.34	1.22

Distributions (From Net Investment Income)	0.00		(0.06)	(0.07)	(0.01)
Distributions (From Capital Gains)	0.00		(0.56)	(0.22)	0.00
Total Distributions	$ 0.00		$ (0.62)	$ (0.29)	$ (0.01)

Net Asset Value -
End of Period	$ 12.71		$ 12.11	$ 12.26	$ 11.21
Total Return*****	4.95%	****	4.34%	11.96%	12.23%	****
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,348		3,875	1,828	1,327

Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.59%	**	0.67%	0.64%	0.87%	**
Portfolio Turnover Rate	33.31%	**	64.43%	33.77%	29.48%	**

* Commencement of Operations.
** Annualized.
*** Based on Average Daily Shares Outstanding.
**** Not Annualized.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
****** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the

financial statements..

2007 Semi-Annual Report  6

NOTES TO FINANCIAL STATEMENTS

SYCUAN US VALUE FUND

March 31, 2007

(Unaudited)

1.) ORGANIZATION

Sycuan US Value Fund (the "Fund") is a non-diversified series of the Sycuan Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operations on October 10, 2003.  The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in A.Q. Johnson & Co.’s (the “Sub-Adviser”) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, the tax positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15,

2007 Semi-Annual Report  7

Notes to the Financial Statements (Unaudited) - continued

2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the six-month period ended March 31, 2007, the Adviser earned management fees totaling $36,022 of which $13,047 was due to the Adviser on March 31, 2007. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and indirect expenses (such as expenses incurred by other investment companies in which the Fund invests).

During the six-month period ending March 31, 2007, the Adviser engaged A.Q. Johnson & Co., Inc. (the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser paid the Sub-Adviser compensation at the annual rate of 0.50% of the Fund's average daily net assets.

4.) RELATED PARTY TRANSACTIONS

The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser. The Fund has also entered into agreements with Premier Fund Solutions, Inc. (“Premier”) for administrative services. An officer and shareholder of Premier is also an officer of the Fund. Fees paid to Premier are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid $8,000 in Trustees fees for the six-month period ended March 31, 2007 by the Adviser.

5.) INVESTMENTS

For the six-month period ended March 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,809,092 and $723,025 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2007 was $4,800,762.  At March 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                  (Depreciation)

      Net Appreciation (Depreciation)

   $514,391                      ($152,448)                                        $361,943

2007 Semi-Annual Report  8

Notes to the Financial Statements (Unaudited) - continued

As of March 31, 2007, there were no differences between the financial statement basis to tax basis in net unrealized appreciation or cost of investments.

6.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 51.49% of the Fund and Johnson Family 1995 Rev. Trust, which is affiliated with the Sub-Adviser, held, in aggregate, 44.23% of the Fund, and thus each may be deemed to control the Fund.

7.) CAPITAL SHARES

At March 31, 2007 an unlimited number of shares of beneficial interest were authorized. 420,668 shares were issued and outstanding and paid in capital was $4,828,795.

8.) DISTRIBUTIONS

On October 17, 2005, the Fund declared distributions from ordinary income of $0.0574 per share, short-term capital gains of $0.2896 per share and long-term capital gains of $0.2688 per share paid to shareholders of record on October 17, 2005.

The tax character of distributions paid during the six-month period ended March 31, 2007 and the fiscal year ended September 30, 2006, respectively,  were as follows:

Distributions paid from                              March 31, 2007                   September 30, 2006

Ordinary Income:

                 $             0

                           $      8,536

Short-term Capital Gain

                    0

         43,069

Long-term Capital Gain

                    0

         39,975

     $             0

   $    91,580

There are no book to tax differences for the current year.

2007 Semi-Annual Report  9

This page intentionally left blank.

2007 Semi-Annual Report  10

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

A.Q. Johnson & Co., Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Sycuan US Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By : /s/ Cody Martinez

Cody Martinez

President

Date:       6/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Cody Martinez

Cody Martinez

President

Date:       6/8/07

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:       6/8/07